SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
/X/  No fee required.


                              APHTON CORPORATION
-----------------------------------------------------------------------------
               (Name or Registrant as Specified In Its Charter)

                              APHTON CORPORATION
-----------------------------------------------------------------------------
                  (Name of Person(s) Filling Proxy Statement)

Payment of Filling Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii) or 14a-6(i)(1).
/ /  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act

     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
          -----------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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







                                October 8, 1997



Dear Shareholder:

A Special Meeting of Shareholders of Aphton Corporation will be held on Wednesday November 5, 1997, at 9:00 A.M. at the offices of White & Case, located at First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131-2352.

The Notice of Special Meeting and the Proxy Statement are enclosed herewith. Shareholders will be asked to vote on various matters, which are described in detail in the attached Proxy Statement. Your Board of Directors recommends that you vote "for" these proposals.

Please review the Proxy Statement and at your earliest convenience sign, date and return the enclosed proxy card so that your shares will be represented at the meeting. A prepaid return envelope is enclosed for this purpose.


Yours truly,



Philip C. Gevas
Chairman, President and Chief Executive Officer

PCG/ma
encl.

                                October 8, 1997

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS ON

                               NOVEMBER 5, 1997


A Special Meeting of Shareholders of Aphton Corporation, a California corporation,will be held at the offices of White & Case, located at First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131-2352, on November 5, 1997, at 9:00 A.M. for the following purposes:

     (1) To approve a proposal to change the state of incorporation of the Company from California to Delaware and related changes to the Company's Article of Incorporation and Bylaws, to enable the Company to attract and retain highly qualified officers and directors, and to take advantage of the flexibility afforded by Delaware law.

     (2) If the Reincorporation Proposal is not approved, to approve an amendment to the Articles of Incorporation to increase the authorized number of shares of common stock to 30,000,000 shares and to authorize 2,000,000 shares of preferred stock.

     (3) To transact such other business as may properly come before the meeting.

On any business day from October 22, 1997 until November 4, 1997, during ordinary business hours, shareholders may examine the list of shareholders for any purpose germane to the meeting at the Office of the Company's attorneys, White & Case, First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131.

The Board of Directors has fixed the close of business on Wednesday, September 17, 1997, as the record date for determination of shareholders entitled to be notified of and to vote at the Special Meeting.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD REQUESTS THAT YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING SELF-ADDRESSED, STAMPED ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY.


By Order of the Board of Directors


Philip C. Gevas
Chairman, President and
Chief Executive Officer

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                             OF APHTON CORPORATION

                               November 5, 1997

                            ______________________

                                 INTRODUCTION

This Proxy Statement is being mailed on or about October 8, 1997, to shareholders of Aphton Corporation (the "Company") in connection with the solicitation of Proxies by the Company's Board of Directors for use at the Company's Special Meeting of Shareholders to be held on November 5, 1997, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The accompanying proxy, and all expenses incident to the solicitation, are to be paid by the Company.

The persons named in the accompanying proxy have advised the Company that they intend to vote the proxies received by them in their discretion in favor of each of the proposals. Any shareholder may revoke his or her proxy at any time prior to its use by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date.

Only holders of record of the Company's common stock, no par value (the "common stock"), at the close of business on September 17, 1997, will be entitled to notice of and to vote at the meeting or any adjournments thereof. At such record date, the Company had outstanding and entitled to vote 13,733,101 shares of common stock. Each share of stock is entitled to one vote on all matters to be voted on.

The presence, in person or by proxy duly authorized, of the holders of a majority of the voting shares of common stock of the Company will constitute a quorum for the transaction of business at the meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular purpose) will be counted in determining whether a quorum is present at the meeting. The proposals submitted to the shareholders in this Proxy Statement must be approved by the vote of the holders of a majority of the votes of the shares of the Company represented in person or by proxy and entitled to vote at the meeting except for the proposal to approve the reincorporation of the Company in the State of Delaware which requires the approval of a majority of the voting power of all shares of the Company entitled to vote at the meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal; except that for the proposal to approve the reincorporation of the Company in the State of Delaware, abstentions and broker non-votes will have the same effect as a negative vote.

Set forth below are the names and principal occupations of the present directors of the Company and the respective number of shares of common stock beneficially owned, directly or indirectly, by them and by all directors and officers as a group as of September 30, 1997, according to information furnished to the Company by such persons.

                                                                     Shares Beneficially
             Name and Principal                      Year First          Owned as of             Percent
                 Occupation                   Age      Elected
                                                                     September 30, 1997         of Class

 Philip C. Gevas                              64        1981              1,979,050(1)            14.4
 Chairman, President and Chief
 Executive Officer
 Aphton Corporation

 Robert S. Basso                              52        1988                 30,166                (2)
 President
 Correspondent Services
 Corporation

 William A. Hasler                            55        1991                 35,000                (2)
 Dean of the Graduate and
 Undergraduate Schools
 of Business
 University of California, Berkeley
 Nicholas John Stathis                        73        1994                 50,000                (2)
 Attorney

 All Directors and Officers                                               2,204,416               16.1
 as a group (6 persons)

_______________
(1)      Includes 120,000 shares in a trust of which Mr. Gevas is an uncompensated trustee with no pecuniary interest in the trust assets.

(2)      Less than 1% of total outstanding shares.


                            PRINCIPAL SHAREHOLDERS

To the Company's knowledge, except as hereinafter described, no single shareholder of record owned or beneficially owned, as of September 30, 1997, more than 5% of the Company's common stock. As of September 30, 1997, Cede & Co., a nominee of securities depositories for various segments of the financial industry, held approximately 6,100,000 shares, representing approximately 45% of the Company's outstanding common stock, none of which was owned beneficially by Cede & Co. The Company believes that each of the entities or individuals named below beneficially owns 5% or more of the Company's common stock.

         NAME AND ADDRESS OF
          BENEFICIAL OWNER                     NUMBER OF SHARES                     % OF COMMON STOCK

 Smith Barney Mutual Funds                          1,481,900                                10.8
 Management, Inc.
 388 Greenwich Street
 Legal Dept., 20th Floor
 New York, New York  10013

 Eliezer Benjamini, Ph.D.                             731,500                                 5.3
 P.O. Box 1049
 Woodland, California  95776

 Joy Benjamini                                        731,500                                 5.3
 P.O. Box 1049
 Woodland, California  95776
 Philip C. Gevas                                 1,979,050 (1)                               14.4
 P.O. Box 1049
 Woodland, California  95776

 Richard L. Littenberg, M.D.                        1,246,250                                 9.1
 P.O. Box 1049
 Woodland, California  95776
 Robert J. Scibienski, Ph.D.                        1,613,800                                11.8
 P.O. Box 1049
 Woodland, California  95776

 All Executive Officers and                         2,204,416                                16.1
 Directors as a group (6 persons)

_______________
(1)      Includes 120,000 shares in a trust of which Mr. Gevas is an uncompensated trustee with no pecuniary interest in the trust assets.

PROPOSAL NO. 1 - APPROVAL OF REINCORPORATION OF THE COMPANY INTO THE STATE OF DELAWARE AND RELATED CHANGES TO THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS AND THE RIGHTS OF SHAREHOLDERS


GENERAL

The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware and certain related changes to the Company's Articles of Incorporation and Bylaws (the "Reincorporation Proposal"). The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company and its shareholders. To date, the Company has not experienced difficulty in retaining directors. However, although California Proposition 211, which would have severely limited the ability of companies to indemnify directors and officers, was not enacted in November, 1996, the Company believes that initiatives and legislation containing similar provisions may be proposed in the near future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, many of which are incorporated in Delaware, to attract new directors and officers and to retain its current directors and officers.

In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. For many years Delaware has followed a policy of encouraging incorporation in that state. Consequently, Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

In 1986, Delaware amended its corporate statutes to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. It should be noted that Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The Company adopted articles and bylaws to take advantage of these changes in California law. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat greater under the Delaware law than under California law and therefore that the Company's objectives in adopting this type of provision can be better achieved by reincorporation in Delaware. The Directors have elected to adopt such a provision in the Delaware Certificate (as defined below). The Board of Directors believes that Delaware incorporation will enhance the Company's ability to recruit and retain directors in the future; however, the shareholders should be aware that such a provision inures to the benefit of the directors and the interest of the Board of Directors in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See "-Limitation of Liability and Indemnification" for a more complete discussion of these issues.

The interests of the Board of Directors of the Company, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect shareholders begins on page 9 of this Proxy Statement.

As part of the Reincorporation Proposal the Certificate of Incorporation and Bylaws of the Company following reincorporation would include certain measures designed to protect shareholder interests in the event of unsolicited and coercive takeover attempts against the Company. The Board believes that these measures would enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. The primary purpose of these provisions is to ensure that the Company's Board of Director will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and its shareholders and, to the extent the Board of Directors determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. Therefore, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps that encourage potential acquirors to negotiate with the Company and its Board of Directors are in the best interests of the Company and its shareholders.

Notwithstanding the belief of the Board of Directors as to the benefits to the Company and its shareholders of the changes to the Company's Articles of Incorporation and Bylaws, shareholders should recognize that one of the effects of such changes may be to discourage or make more difficult a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

The Company's current Articles of Incorporation, as amended (the "California Articles") and Bylaws (the "California Bylaws") lack certain provisions available to certain public companies under California law that deter hostile takeover attempts, such as a classified board of directors and the elimination of cumulative voting. Under the Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws") of the Company following the reincorporation, the Company's Board of Directors would be classified, cumulative voting for directors will be eliminated, shareholders will not be able to call special meetings and will not be able to take action by written consent of shareholders. Additionally, vacancies on the Board of Directors resulting from an increase in number of directors will be filled by the majority vote of the directors then in office.

In considering the Reincorporation Proposal, shareholders should be aware that the overall effect of certain of the proposed provisions of the Delaware Certificate and the Delaware Bylaws is to make it more difficult for holders of a majority of the outstanding shares of common stock to change the composition of the Board of Directors in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. The provisions in the Delaware Certificate and the Delaware Bylaws would make a proxy contest a less effective means of removing or replacing existing directors. These provisions are balanced by the ability of the holders of a majority of the outstanding voting stock to remove directors with cause and, with certain exceptions, to amend the Delaware Certificate and the Delaware Bylaws.

The Board of Directors has considered the potential disadvantages of reincorporation and believes that the potential benefits of the provisions included in the Delaware Certificate and the Delaware Bylaws outweigh the possible disadvantages. In particular, the Board of Directors believes that the benefits associated with attracting and retaining skilled and experienced outside directors will enable it to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth and certainty of Delaware law, make the proposed reincorporation beneficial to the Company, its management and its shareholders.

The inclusion of anti-takeover provisions in the Delaware Certificate and the Delaware Bylaws does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to discourage takeovers apart from those proposed as part of the Reincorporation Proposal, if warranted from time to time in the judgment of the Board of Directors.

The proposed reincorporation would be accomplished by merging the Company into a newly formed Delaware corporation which, prior to the merger, will be a wholly owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), substantially in the form attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware Company's name will be Aphton Corporation. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

On the effective date of the proposed reincorporation, each outstanding share of common stock of the Company will automatically convert into one share of common stock of the Delaware Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of common stock of the Delaware Company will be equal to the number of shares of common stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of common stock of the Company will be converted into an option or right to acquire an equal number of shares of common stock of the Delaware Company, under the same terms and conditions as the original options or rights.

No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger.

Under the California Bylaws, the affirmative vote of a majority of the outstanding shares of the Company's voting stock is required for approval of the Reincorporation Proposal. If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors circumstances arise that make such action advisable; provided that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding voting shares.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, and by the California Articles and the California Bylaws, which have been adopted pursuant to California law. The California Articles and California Bylaws are available for inspection during business hours at the principal New York or Miami offices of White & Case. In addition, copies may be obtained by writing to the Company at P. O. Box 1049, Woodland, CA 95776.

If the Reincorporation Proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware, rather than California law (however, see "-Application of California Law After Reincorporation"). The California Articles and California Bylaws will, in effect, be replaced by the Delaware Certificate and the Delaware Bylaws, copies of which are attached as Exhibits B and C to this Proxy Statement. Accordingly, the differences among these documents and between Delaware and California law are relevant to your decision whether to approve the Reincorporation Proposal.

A number of differences between California and Delaware law and among the various charter documents are summarized below. Shareholders are requested to read the following discussion in conjunction with the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement.

     LIMITATION OF LIABILITY AND INDEMNIFICATION

Limitations on Director Liability. Both California and Delaware permit a corporation to limit the personal liability of a director to a corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law.
California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties was aware, or should have been aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexecuted pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; or (g) liability for improper distributions, loans or guarantees.

The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

Shareholders should recognize that the proposed reincorporation and associated measures are designed to shield a director from suits by the Delaware Company or its stockholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase or redemption. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with the Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the reincorporation proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors to the Company and its shareholders.

Indemnification of Officers and Directors. The California Articles and California Bylaws and the Delaware Certificate and Delaware Bylaws relating to indemnification similarly require that the California Company and the Delaware Company, respectively, indemnify its directors and its executive officers to the fullest extent permitted by the respective state law; provided, that the Company may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that the Company will not be required to indemnify any director or executive officer in connection with a proceeding initiated by such person, with certain exceptions. Such charter documents and Bylaws permit the California Company and the Delaware Company, respectively, to provide indemnification to its other officers, employees and agents as set forth in the respective state law. Such indemnification is intended to provide the full flexibility available under such laws. The Delaware Bylaws contain provisions similar to the California Bylaws with respect to advances in that the Company is required to advance expenses related to any proceeding contingent on such person's commitment to repay any advances unless it is determined ultimately that such persons are entitled to be indemnified.

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (b) no indemnification may be made under California law, without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without prior court approval. Delaware allows indemnification of such expenses without court approval.

Indemnification is permitted by both California and Delaware law providing the requisite standard of conduct is met, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action.

California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise.

Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of expenses incurred in any derivative action in which such person is adjudged liable in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. California law is similar in that it permits non-exclusive indemnification if authorized in the Company's charter. The California Articles contain such an enabling provision. Under Delaware law and the Delaware Bylaws, the Delaware Company is permitted to indemnify its directors, officers, employees and other agents, within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California Bylaws or the California indemnification statutes.

The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the California Company made prior to the proposed reincorporation. Nevertheless, the Board of Directors has recognized in considering the Reincorporation Proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Company believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

California and Delaware corporate law, the bylaws of both the Company and of the Delaware Company, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), indemnification for liabilities arising under the Securities Act is contrary to public policy and is therefore unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

     CLASSIFIED BOARD OF DIRECTORS REMOVABLE ONLY FOR CAUSE

Delaware law permits the adoption of a classified Board of Directors with staggered terms. A maximum of three classes of directors is permitted by Delaware law, with members of one class to be elected each year for a maximum term of three years. The classification system of electing directors may tend to maintain the incumbency of a board as it generally makes it more difficult for shareholders to change a majority of the directors. A classified board may also contribute to the continuity and stability of leadership and policy. In addition, a classified board might make it more difficult for a person acquiring shares to take immediate control of the Board of Directors.

The Board of Directors has proposed the inclusion in the Delaware Certificate of certain provisions establishing a classified Board of Directors removable only for cause, as discussed below (the "Classified Board Provisions"). The directors of the California Company, will continue to be the directors of the Company until the next annual meeting of shareholders or until their successors are elected and qualified, regardless of whether this Reincorporation Proposal is approved. Under the Classified Board Provisions, the Board of Directors at the 1998 Annual Meeting of Stockholders will be divided into three classes, designated Class I, Class II and Class III. The directors in Class I will hold office until the 1999 Annual Meeting of Stockholders, the directors in Class II will hold office until the 2000 Annual Meeting of Stockholders, and the directors in Class III will hold office until the 2001 Annual Meeting of Stockholders (and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death). After each such election, the directors shall then serve in succeeding terms of three years and until their successors are duly elected and qualified.

Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares. Under Delaware law, a director on a classified board of directors can be removed from office during his term by shareholders only for cause unless the Certificate of Incorporation provides otherwise. The Delaware Certificate does not provide otherwise. Therefore, if the Reincorporation Proposal is approved, the Company's directors may be removed from office only for cause by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of voting stock of the Company entitled to vote in the election of directors.

California law generally requires that directors be elected annually but does permit a "classified" Board of Directors if (i) a corporation is listed on a national stock exchange or (ii) the corporation's shares are traded on the Nasdaq National Market and are held by at least 800 shareholders. California law also allows the election of one or more directors by the holders of a particular class or series of shares. The California Articles currently do not provide for a classified Board of Directors.

The Classified Board Provisions proposed for inclusion in the Delaware Certificate, together with other provisions relating to the inability of shareholders to act by written consent or call special meetings of shareholders that will be reflected in the Delaware Certificate and Delaware Bylaws, will unless directors are removed for cause, have the result that at least two annual meetings of stockholders will be required for a majority of stockholders to make a change in control of the Board of Directors. Classification of the Board of Directors is also expected to contribute to the continuity and stability of leadership and policy. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquiror would experience delay in replacing a majority of the directors.

If the Reincorporation Proposal is not approved, all directors of the Company will continue to be elected at each annual meeting.

     CUMULATIVE VOTING FOR DIRECTORS

Cumulative voting permits a holder of shares of stock entitled to vote in the election of directors to cast an aggregate number of votes which equal the number of shares owned by such shareholder multiplied by the number of directors to be elected. The holder may allocate all votes represented by the shareholder's shares to a single candidate or may allocate those votes among as many candidates as he or she chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, the holder or holders of a majority of the shares entitled to vote in an election of directors are able to elect all the directors in the absence of cumulative voting.

Under California law, cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholder's meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder's intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a company, by amending its articles of incorporation or bylaws, to eliminate cumulative voting when the Company's shares are listed on the New York Stock Exchange or the American Stock Exchange or designated for trading on the Nasdaq National Market System if the corporation has at least 800 holders of its equity securities as of the record date of the corporation's most recent annual meeting of shareholders. Cumulative voting has not been eliminated under the California Articles or Bylaws.

Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

The elimination of cumulative voting could deter investors from acquiring a minority block in the Company, with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company on a basis which some shareholders might deem favorable.

     OTHER MATTERS RELATING TO DIRECTORS

Number of Directors. California law allows the number of persons constituting the board of directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Bylaws provide for a board of directors that may vary between three and five members, inclusive, and the exact number of directors is presently four. California law also requires that any change in the range of a variable board of directors specified in the articles and bylaws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the articles of incorporation), provided that a change reducing the minimum number of directors to less than three cannot be adopted if votes cast against its adoption are equal to more than 162/3% (one sixth) of the outstanding shares entitled to vote.

Delaware law permits a board of directors to change the authorized number of directors by amendment to the bylaws unless the number of directors is fixed in the certificate of incorporation or the manner of fixing the number of directors is set forth in the certificate of incorporation, in which case the number of directors may be changed only by amendment of the certificate of incorporation or consistent with the manner specified in the certificate of incorporation, as the case may be. The Delaware Certificate and Delaware Bylaws provide that the exact number of directors shall be fixed from time to time by the Board of Directors by resolution.

Removal of Directors. Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares subject to certain exceptions designed to protect the right of cumulative voting. Under Delaware law, a director can be removed from office during his term by shareholders with or without cause, unless (i) the board is classified, in which case stockholders may only remove directors for cause, unless the certificate of incorporation otherwise provides; or (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted or, if there are classes of directors, at an election of the class of directors of which he is a part. The Delaware Certificate will provide for a classified Board of Directors, will not permit removal other than for cause and will not provide for cumulative voting. Therefore, if the Reincorporation Proposal is approved, the Company's directors may only be removed by stockholders for cause. This may have the effect of making it more difficult to remove and replace a majority of the Company's Board of Directors even if such a change is desired by stockholders due to dissatisfaction with the performance of the Company's Board of Directors. It also, however, will contribute to the continuity and stability of the Company's leadership and policy.

Filling Board Vacancies. Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation's shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation's outstanding shares of voting stock entitled to vote (the "Voting Stock") may call a special meeting of shareholders, or (ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

The proposed Delaware Certificate and Delaware Bylaws provide that vacancies shall, unless the Board of Directors determines by resolution that any such vacancies be filled by the shareholders or as otherwise provided by law, be filled only by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors. The proposed Delaware Certificate provides that any new director elected to fill a vacancy on the Board will serve for the remainder of the full term of the class in which the vacancy occurred rather than until the next Annual Meeting of Shareholders.

     CAPITALIZATION; BLANK CHECK PREFERRED

The Company's capital stock currently consists of 20,000,000 authorized shares of common stock, no par value, of which 13,753,211 shares were issued and outstanding as of September 30, 1997.

The Delaware Certificate provides that the Company's capital stock shall consist of 30,000,000 shares of common stock, no par value, and 2,000,000 shares of preferred stock. If the Reincorporation Proposal is approved, regardless of whether or not Proposal No. 2 is approved, the Delaware

Company's capitalization shall be as set forth in the preceding sentence.

Upon the approval of the increase in the number of authorized shares of common stock pursuant to Proposal No. 2, the Company's capital stock will consist of 30,000,000 authorized shares of common stock, no par value and 2,000,000 shares of preferred stock, no par value, consistent with maintaining adequate capitalization for the current needs of the Company. If Proposal No. 2 is not approved and the Reincorporation Proposal is not approved, the Company's capital stock will continue to consist of 20,000,000 authorized shares of common stock, no par value, consistent with maintaining adequate capitalization for the current needs of the Company.

Under the Delaware Certificate, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of preferred stock and to fix the number of shares constituting any such series and to determine the designation thereof.

If the Reincorporation Proposal is approved, the Board of Directors may authorize the issuance of preferred stock for the purpose of adopting shareholder rights plans and in connection with various corporate transactions, including corporate partnering arrangements. If the Reincorporation Proposal is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of preferred stock, except as required by law or regulation. See "-Certain Anti-Takeover Effects."

     SHAREHOLDER POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS

Under California law and the California Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors, the President or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under Delaware law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate and the Delaware Bylaws provide that such a meeting may only be called by the Board of Directors, the Chairman of the Board of Directors or the President and do not enable stockholders to call a special meeting.

     ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS

Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permits a corporation to eliminate such actions by written consent in its charter. The California Articles permit shareholders to act by written consent. The Delaware Certificate eliminates actions by written consent of shareholders.

Elimination of shareholder action by written consent may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholder action by written consent may deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Delaware Company's capital stock will not be able to amend the Delaware Bylaws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders' meeting was held to take any such action. The Delaware Certificate and Delaware Bylaws do not enable shareholders to call a special meeting of shareholder's as described above. Consequently, any shareholder action could only be taken at the Delaware Company's annual meeting of shareholders. Moreover, together with the Classified Board Provisions, the prohibition on shareholder action by written consent and on the ability to call special meetings of stockholders make it difficult to replace the Company's Board of Directors in fewer than two annual meetings of shareholders. The Company believes this provision, like the other provisions to be included in the Delaware Certificate and Delaware Bylaws, will enhance the Board of Directors' ability to fully consider and effectively negotiate in the context of a hostile takeover attempt.

     ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR
NOMINATIONS

There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. The California Bylaws have no provisions regarding advance notice of directors' nominations and shareholder proposals. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date of the proxy statement released in connection with the previous year's annual meeting.

The Delaware Bylaws provide that for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely and proper notice to the Secretary of the corporation. To be timely, notice must be delivered not less than 90 nor more than 120 days prior to the shareholders' meeting; provided, that if less than 100 days' notice or other public disclosure of the date of the meeting is given or made to shareholders, to be timely notice by the shareholders must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or other public disclosure was made. Additionally, to be in proper form the notice must set forth certain information including the following: a description of the proposal or nominee; identification of the shareholder proponent and shares owned; with respect to nomination for director, a description of arrangements between the nominee and the shareholder proponent as well as certain information about the nominee; and such information regarding the nominee or shareholder proposal as would be required pursuant to Regulation 14A under the Exchange Act. These notice requirements help ensure that shareholders are aware of all proposals to be voted on at the meeting and have the opportunity to consider each proposal in advance of the meeting.

     CERTAIN ANTI-TAKEOVER EFFECTS

Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited and coercive takeover attempts. Certain of such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are the elimination of the ability of the stockholders to remove directors without cause and the elimination of the right of shareholders to call special shareholders' meetings. In addition, shareholder rights plans, or poison pills, have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

As discussed above, numerous differences between California and Delaware law, effective without additional action by the Delaware Company, could have a bearing on unapproved takeover attempts. One such difference is the existence of a Delaware statute regulating tender offers, which statute is intended to limit coercive takeovers of companies incorporated in that state. California has no comparable statute. The Delaware law provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder the Board of Directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock (excluding from the eighty-five (85) percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer), or (iii) the business combination is approved by the Board of Directors and authorized by 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. An interested shareholder means any person that is the owner of 15% or more of the outstanding voting stock; however, the statute provides for certain exceptions to parties who otherwise would be designated interested shareholders. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at any time, by action of its shareholders. The Company has no present intention of opting out of the statute and the Delaware Certificate contains no such opt-out provision.

There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company's shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over the then current market price. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholders of the California Company.

The Board of Directors believes that the potential disadvantages of unsolicited and coercive takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board of Directors to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

In addition to the various anti-takeover measures that would be available to the Delaware Company after reincorporation due to the application of Delaware law, the Delaware Company would continue to have the ability to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued common stock and preferred stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or preferred stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company.
Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

It should be noted that the voting rights to be accorded to any unissued series of preferred stock of the Delaware Company ("Delaware preferred stock") remain to be fixed by the Board of Directors of the Delaware Company (the "Delaware Board"). Accordingly, if the Delaware Board so authorizes, the holders of Delaware preferred stock might be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware preferred stock could also be convertible into a large number of shares of common stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, subject to the limitations imposed by Delaware Law, the Delaware preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware preferred stock could be privately placed with purchasers who might oppose an unsolicited tender offer or other attempt to obtain control.

In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of common stock of the Delaware Company ("Delaware common stock") or Delaware preferred stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of a majority of the voting stock required for passage of the proposed amendments.

If the Reincorporation Proposal is approved it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware preferred stock or Delaware common stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directories that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Delaware preferred stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

     SUPER-MAJORITY VOTE REQUIREMENT FOR AMENDMENT OF DELAWARE CERTIFICATE AND BYLAWS

The proposed Delaware Certificate contains super-majority voting requirements for amendments to certain provisions of the Delaware Certificate and Bylaws as described below. The Board of Directors believes that this measure will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders.


Both Delaware and California law permit super-majority voting requirements on most matters which may be voted upon by shareholders or directors. California law permits super-majority voting requirements for corporations if the corporation is listed on a national stock exchange or the corporation's shares are traded on the Nasdaq National Market and are held by at least 800 shareholders, on most matters which may be voted upon by shareholders and directors, provided that such provisions are included in the Company's Articles of Incorporation after shareholder approval. However, shareholders of a California corporation must vote to renew such provisions every two years. Delaware law does not provide similar restrictions on super-majority voting provisions.

The California Articles may be amended following the approval by the Board of Directors and by a majority of the outstanding shares. The Delaware Certificate includes a provision under which the affirmative vote of eighty percent (80%) of the outstanding shares entitled to vote would be required for amendment of the following provisions of the Delaware Certificate (except for the approval of these amendments pursuant to this Proxy Statement): (i) the Classified Board Provisions; (ii) the right of the directors to fill vacancies on the Board of Directors (subject to the rights of holders of any series of preferred stock); (iii) the elimination of the right of shareholders to call a special shareholders meeting); and (iv) the provisions requiring such a supermajority vote.

     AMENDMENT OF BYLAWS

The California Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of the Company, except that the Board of Directors may not change the authorized range of directors. The Board of Directors has proposed that the Delaware Bylaws include a provision under which the Delaware Bylaws may be adopted, amended or repealed by the Board of Directors or by the affirmative vote of the holders of a majority of the shares of Delaware Common Stock entitled to vote thereon.

     LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the majority of the disinterested shareholders of a California corporation. However, under California law, shareholders of a corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans to or guaranties on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation.

Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably by expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

     CLASS VOTE FOR CERTAIN REORGANIZATIONS

With certain exceptions, California law requires that mergers, reorganizations, certain sale of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

California law also requires that holders of a California corporation's common stock receive nonredeemable common stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of the California corporation's common stock, unless all of the holders of its common stock consent to the merger or the merger has been approved by the California Commission of Corporations at a "fairness hearing." California law also requires, with certain exceptions, that all shareholders receive in writing an affirmative opinion as to the fairness of the consideration to be paid. This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his or her share ownership in a corporation in exchange for cash, subject in certain instances to dissenter rights. Delaware law has no comparable provision, however, under some circumstances Section 203 does provide protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

     INSPECTION OF SHAREHOLDER LISTS

California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation's outstanding voting shares or shareholders holding 1% or more of such shares who have filed a
Schedule 14A with the SEC. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law provides no such absolute right or shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

     APPRAISAL RIGHTS

Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenter's rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the reincorporation proposal.

Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders received shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

     VOTING APPRAISAL RIGHTS IN CERTAIN TRANSACTIONS

Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding section.

     DIVIDENDS

Under California law, any dividends or other distributions to shareholders such as redemptions, are limited to the greater of (i) retained earnings or

(ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. The Company has not paid any cash dividends to date, and it is anticipated that the Delaware Company will not pay cash dividends for the foreseeable future.

     APPLICATION OF CALIFORNIA LAW AFTER REINCORPORATION

California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company's business is allocable to California and in a particular fiscal year more than 50% of the Delaware Company's outstanding voting securities are held of record by persons having addresses in California, and (ii) the Company's shares are traded in the Nasdaq National Market and are held by fewer than 800 equity security holders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation. The Company does not currently meet all of the above requirements.

Because the Company's common stock is traded in the Nasdaq National Market and the Company's shares are held by at least 800 equity security holders as of its most recent annual meeting of shareholders, California law will not initially apply to the Delaware Company if the reincorporation is approved. The Company would not be subject to California law as long as it continued to meet both of these requirements.

If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the
exclusion of Delaware law.   The effects of applying both Delaware and
California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the California Corporations Code and to the Delaware General Corporation Law. In addition, both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended.

Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

The foregoing is only a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

A vote FOR the reincorporation proposal will constitute approval of the merger, the Delaware Certificate, the Delaware Bylaws and all other aspects of this Proposal One.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REINCORPORATION INTO DELAWARE

PROPOSAL NO. 2 - APPROVAL OF INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND THE CREATION OF A NEW CLASS OF STOCK KNOWN AS PREFERRED STOCK IF THE REINCORPORATION PROPOSAL IS NOT APPROVED

The Board of Directors has adopted, subject to shareholder approval, an increase to the Company's authorized number of shares of common stock from 20,000,000 shares to 30,000,000 shares in case the Reincorporation Proposal is not approved. If the Reincorporation Proposal is approved and the reincorporation is consummated, the Company's common stock and preferred stock will each have no par value per share and the Delaware Company's authorized capitalization shall be as set forth in the preceding sentence. If the Reincorporation Proposal is not approved, but this proposal is approved, the Company's common stock will continue to have no par value per share and the additional shares of common stock and new preferred stock shall be authorized for issuance.

If neither the Reincorporation Proposal nor this proposal is approved, the Company's common stock will continue to have no par value per share, and the additional shares of common stock and new preferred stock will not be authorized for issuance.

On September 30, 1997, 13,753,211 shares of common stock were issued and outstanding and 2,009,300 shares were reserved for issuance upon exercise of outstanding options and an indeterminate amount were reserved for issuance
upon the possible conversion of a certain debenture.   Thus, as of that date,
the Company had approximately 4,000,000 shares of common stock available for issuance. The Company had no preferred stock on September 30, 1997. The proposed increase in the number of authorized shares of common stock from 20,000,000 to 30,000,000 and the creation of a new class of stock known as preferred stock of 2,000,000 shares would result in additional shares being available for issuance from time to time for corporate purpose (such as possible stock splits, stock dividends, acquisitions of companies or assets, sales of stock or securities convertible into stock and issuances pursuant to stock option or other employee benefit plans). The Company currently has no specific plans, arrangements or understanding with respect to the issuance of
these additional shares.   The Company believes that the availability of the
additional shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporation environment.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND THE AUTHORIZATION OF 2,000,000 SHARES OF PREFERRED STOCK.


                             SHAREHOLDER PROPOSALS


If a shareholder intends to have a proposal presented at the next Annual Meeting of Shareholders, tentatively scheduled for the second quarter of 1998, such a proposal must be received by the Company at its principal executive offices prior to March 31, 1998.


                                 OTHER MATTERS

The Board of Directors knows of no other matters that are likely to come before the meeting. If any such matters should properly come before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment on such matters.


By Order of the Board of Directors



Philip C. Gevas
Chairman and Secretary

                                                                     EXHIBIT A






                         AGREEMENT AND PLAN OF MERGER
                            OF APHTON CORPORATION,
                            A DELAWARE CORPORATION,

                                      AND

                              APHTON CORPORATION,
                           A CALIFORNIA CORPORATION

          THIS AGREEMENT AND PLAN OF MERGER dated as of November__, 1997 (the "Agreement") is between Aphton Corporation, a Delaware corporation ("Aphton Delaware"), and Aphton Corporation, a California corporation ("Aphton California"). Aphton Delaware and Aphton California are sometimes referred to herein as the "Constituent Corporations."

                                   RECITALS

          A. Aphton Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 32,000,000 shares, no par value, of which 30,000,000 shares are designated "Common Stock" and 2,000,000 shares are designated "Preferred Stock." As of November __, 1997, 100 shares of Common Stock were issued and outstanding, all of which are held by Aphton California, and no shares of Preferred Stock were issued and outstanding.

          B. Aphton California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 20,000,000 shares, no par value, all of which are designated "Common Stock." As of November __, 1997, ________ shares of Common Stock were issued and outstanding.

          C. The Board of Directors of Aphton California has determined that, for the purpose of effecting the reincorporation of Aphton California in the State of Delaware, it is advisable and in the best interests of Aphton California and its shareholders that Aphton California merge with and into Aphton Delaware upon the terms and conditions herein provided.

          D. The respective Boards of Directors of Aphton Delaware and Aphton California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Aphton Delaware and Aphton California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I

                                    MERGER

          1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California Corporations Code, Aphton California shall be merged with and into Aphton Delaware (the "Merger"), the separate existence of Aphton California shall cease and Aphton Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Aphton Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Aphton Corporation.

          1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed and acknowledged counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed counterpart of this Agreement meeting the requirements of the California Corporations Code shall have been filed with the Secretary of State of the State of California.

          The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

          1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Aphton California shall cease and Aphton Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Aphton California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Aphton California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Aphton California in the same manner as if Aphton Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.

                                      II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

          2.1 Certificate of Incorporation. The Certificate of Incorporation of Aphton Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.2 Bylaws. The Bylaws of Aphton Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.3 Directors and Officers. The directors and officers of Aphton California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III

                         MANNER OF CONVERSION OF STOCK

          3.1 Aphton California Common Stock. Upon the Effective Date of the Merger, each share of Aphton California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation.

          3.2 Aphton California Employee Benefit Plans, Options, Warrants, Convertible Securities. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue all employee benefit plans of Aphton California. As of the date hereof, there are __________ options, warrants, purchase rights for or securities convertible into Common Stock of Aphton California. Each outstanding and unexercised option, warrant or other right to purchase Aphton California Common Stock or security convertible into Aphton California Common Stock shall become an outstanding and unexercised option, warrant or right to purchase the Surviving Corporation's Common Stock or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Aphton California Common Stock issuable pursuant to any such option, warrant, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Aphton California option, warrant, stock purchase right or convertible security at the Effective Date of the Merger.

          A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights or convertible securities equal to the number of shares of Aphton California Common Stock so reserved immediately prior to the Effective Date of the Merger.

          3.3 Aphton Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, no par value, of Aphton Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Aphton Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

          3.4 Certificates. After the Effective Date of the Merger, each outstanding certificate theretofore representing shares of Aphton California Common Stock shall be deemed for all purposes to represent the same number of whole shares of the Surviving Corporation's Common Stock.

                                      IV

                                    GENERAL

          4.1 Covenants of Aphton Delaware. Aphton Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code;

          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Aphton Delaware of all of the franchise tax liabilities of Aphton California and for obtaining a tax clearance certificate; and

          (c) Take such other actions as may be required by the California Corporations Code Law.

          4.2 Further Assurances. From time to time, as and when required by Aphton Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Aphton California such deeds and other instruments, and there shall be taken or caused to be taken by Aphton Delaware and Aphton California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Aphton Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Aphton California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Aphton Delaware are fully authorized in the name and on behalf of Aphton California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Aphton California or Aphton Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Aphton California or by the sole stockholder of Aphton Delaware, or by both.

          4.4  Amendment.  The Boards of Directors of the Constituent

Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not:
(1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation, or (4) alter or change any of the principal terms of this Agreement.

          4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Center, in the city of Wilmington, County of New Castle, 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

          4.6 Expenses. Each party to the transactions contemplated by this Agreement shall pay its own expenses, if any, incurred in connection with such transactions.

          4.7 Agreement. Executed copies of this Agreement will be on file and available for inspection during business hours at the New York and Miami offices of White & Case at 1155 Avenue of the Americas, New York, New York 10036 and First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131-2352 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

          4.8 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California Corporations Code.

          4.9 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Aphton Delaware and Aphton California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                              APHTON CORPORATION
                              a Delaware corporation



                              By:__________________________
                                 Name:
                                 Title:

ATTEST:



_____________________________
Name:
Title:

                              APHTON CORPORATION
                              a California corporation



                              By:__________________________
                                 Name:
                                 Title:


ATTEST:



_____________________________
Name:
Title:

                                                                     EXHIBIT B


                         CERTIFICATE OF INCORPORATION

                                      OF

                              APHTON CORPORATION

                                ______________


          I, THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, as from time to time amended, do hereby certify as follows:

          FIRST:  The name of the Corporation is

               APHTON CORPORATION

          SECOND: The registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, 19801, Delaware. The name of its registered agent in the State of Delaware at such address is The Corporation Trust Company.

          THIRD: The purpose of the Corporation is to engage, directly or indirectly, in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as from time to time in effect.

          FOURTH: The total authorized capital stock of the Corporation shall be 32,000,000 shares consisting of:

          1.   30,000,000 shares of Common Stock, no par value; and

          2.   2,000,000 shares of Preferred Stock, no par value.

          The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereon.

          FIFTH: The name and mailing address of the incorporator is as follows:


          Name           Mailing Address

          Josh DeRienzis 1155 Avenue of the Americas
                         New York, New York  10036


          SIXTH:  BOARD OF DIRECTORS

          1. The business of the Corporation shall be managed under the direction of a Board of Directors except as otherwise provided by law. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Election of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.


          2. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors constituting the entire Board of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors (excluding, for the purpose of determining the number of directors constituting the entire Board, any vacancies in the Board of Directors). Commencing with the 1998 Annual Meeting of Stockholders of the Corporation, the directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1999 Annual Meeting of Stockholders, the term of office of the second class to expire at the 2000 Annual Meeting of Stockholders and the term of office of the third class to expire at the 2001 Annual Meeting of Stockholders, with each director to hold office until such director's successor shall have been duly elected and qualified. At each Annual Meeting of Stockholders, commencing with the 1999 Annual Meeting of Stockholders, (i) Directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

          3. Subject to the rights of the holders of any series of Preferred Stock then outstanding, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected or qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          4. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause.

          5. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law, this Certificate of Incorporation or any series of Preferred Stock, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of the capital stock entitled to vote for the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article SIXTH.

          SEVENTH: Subject to the rights of the holders of any series of Preferred Stock, (A) any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders and (B) special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors, or by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, this Certificate of Incorporation or any series of Preferred Stock, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of capital stock entitled to vote for the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article SEVENTH.

          EIGHTH: The Board of Directors may make, alter or repeal the By-Laws of the Corporation subject to the power of the holders of the capital stock of the Corporation to alter, amend or repeal the Bylaws.

          NINTH: The Directors of the Corporation shall be protected from personal liability, through indemnification or otherwise, to the fullest extent permitted under the General Corporation Law of the State of Delaware as from time to time in effect.

          1. A Director of the Corporation shall under no circumstances have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director except for those breaches and acts or omissions with respect to which the General Corporation Law of the State of Delaware, as from time to time amended, expressly provides that this provision shall not eliminate or limit such personal liability of Directors. Neither the modification or repeal of this paragraph 1 of Article NINTH nor any amendment to said General Corporation Law that does not have retroactive application shall limit the right of Directors hereunder to exculpation from personal liability for any act or omission occurring prior to such amendment, modification or repeal.

          2. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Bylaw shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a Director or officer in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer, including without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Director or officer, to repay all amounts so advanced if it shall ultimately be determined that such Director or officer is not entitled to be indemnified under this Bylaw or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of Directors and officers.

          3. If a claim under paragraph (a) of this Bylaw is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          4. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Bylaw shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

          5. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.


          IN WITNESS WHEREOF, I have hereunto set my hand this   th day of
        , 1997.



                         _________________________
                         Josh DeRienzis
                         Sole Incorporator

                                                                     EXHIBIT C



                                    BYLAWS

                                      OF

                              APHTON CORPORATION


                            a Delaware Corporation


                                                 TABLE OF CONTENTS

                                                                                                                Page

ARTICLE I.  GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1
         1.01.  Principal Executive Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1
         1.02.  Number of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1

ARTICLE II.  SHARES AND STOCKHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1
         2.01.  Meetings of Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1
                 (a)  Place of Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1
                 (b)  Annual Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1
                 (c)  Special Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-2
                 (d)  Notice of Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-2
                 (e)  Adjourned Meeting and Notice Thereof  . . . . . . . . . . . . . . . . . . . . . . . . . .  C-2
                 (f)  Waiver of Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-2
                 (g)  Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-3
                 (h)  Organization of Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-3
         2.02.  Voting of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-3
                 (a)  In General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-3
         2.03.  Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-3
         2.04.  Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-3
         2.05.  Share Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-4
         2.06.  Lost Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-4
         2.07.  Notice of Stockholder Nominations and Proposed Business . . . . . . . . . . . . . . . . . . . .  C-5

ARTICLE III.  DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-6
         3.01.  Powers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-6
         3.02.  Election and Term of Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-7
         3.03.  Committees of the Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-7
         3.04.  Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-8
         3.05.  Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-8
         3.06.  Resignation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-8
         3.07.  Meetings of the Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-8
                 (a)  Regular Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-8
                 (b)  Organization Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-8






                 (c)  Special Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-9
                 (d)  Notice of Adjournment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-9
                 (e)  Place of Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-9
                 (f)  Presence by Conference Telephone Call . . . . . . . . . . . . . . . . . . . . . . . . . .  C-9
                 (g)  Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-9
                 (h)  Waiver of Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-9
         3.08.  Action Without Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-10

ARTICLE IV.  OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-10
         4.01.  Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-10
         4.02.  Elections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-10
         4.03.  Other Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-10
         4.04.  Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-10
         4.05.  Resignation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-11
         4.06.  Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-11
         4.07.  Chairman of the Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-11
         4.08.  President . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-11
         4.09.  Secretary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-12
         4.10.  Vice President  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-12
         4.11.  Treasurer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-12

ARTICLE V.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-13
         5.01.  Records and Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-13
                 (a)  Books of Account and Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-13
         5.02.  Checks, Drafts, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-13
         5.03.  Authority to Execute Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-13
         5.04.  Representation of Shares of Other Corporations  . . . . . . . . . . . . . . . . . . . . . . .   C-13
         5.05.  Indemnification and Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-14
                 (a)  Right to Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-14
                 (b)  Right of Claimant to Bring Suit . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-14
                 (c)  Non-Exclusivity of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-15
                 (d)  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-15
         5.06.  Construction and Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-15

ARTICLE VI.  AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-16
         6.01.  Power of Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-16
         6.02.  Power of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   C-16

                                    BYLAWS

                                      of

                              APHTON CORPORATION


                                  ARTICLE I.

                              GENERAL PROVISIONS

          Section 1.01. Principal Executive Office. The Board of Directors shall have the power to establish the principal office of the Corporation at any location and may fix and locate one or more subsidiary offices.

          Section 1.02. Number of Directors. The affairs of the Corporation shall be managed under the direction of a Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of Directors constituting the entire Board of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors (excluding, for the purpose of determining the number of directors constituting the entire Board of Directors, any vacancies in the Board of Directors).


                                  ARTICLE II.

                            SHARES AND STOCKHOLDERS

          Section 2.01. Meetings of Stockholders. (a) Place of Meetings. Meetings of stockholders shall be held at any place within or without the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the Corporation.

          (b) Annual Meetings. An annual meeting of the stockholders of the Corporation shall be held on the third Wednesday of June of each year at 10:00 a.m. or at such other date and time as may be designated by the Board of Directors; provided, however, that should said day fall upon a legal holiday, the annual meeting of stockholders shall be held at the same time on the next day thereafter ensuing which is a full business day. At each annual meeting Directors shall be elected, and any other proper business may be transacted.

          (c) Special Meetings. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors, the President or by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors (excluding, for the purpose of determining the number of directors constituting the entire Board of Directors, any vacancies in the Board of Directors).

          (d) Notice of Meetings. Notice of any stockholders' meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and those matters which the Board of Directors, at the time of the giving of the notice, intends to present for action by the stockholders. The notice of any meeting at which Directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

          (e) Adjourned Meeting and Notice Thereof. Any meeting of stock-holders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy whether or not a quorum is present. When a stockholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. However, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          (f) Waiver of Notice. Whenever notice is required to be given under any provision of the Delaware General Corporation Law,the Certificate of Incorporation or Bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

          (g) Quorum. The presence in person or by proxy of the persons entitled to vote equalling a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by law or the Certificate of Incorporation of the Corporation. If there be no such quorum, the holders of a majority of such shares so present or represented may adjourn the meeting from time to time until a quorum shall have been obtained.

          (h) Organization of Meetings. Meetings of the stockholders shall be presided over by the Chairman of the Board, or if he is not present, by the President, or if he is not present, by a Chairman to be chosen at the meeting. The Secretary of the Corporation or in his absence, an Assistant Secretary, shall act as Secretary at the meeting, if present.

          Section 2.02. Voting of Shares. (a) In General. Except as other-wise provided by law, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

          Section 2.03. Proxies. Every person entitled to vote for Directors or any other matters shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person.

          Section 2.04. Record Date. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if noticed is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Certificate of Incorporation or by agreement or in the Delaware General Corporation Law.

          Section 2.05. Share Certificates. The shares of the Corporation shall be represented by certificates; provided, that the Board of Directors may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board of Directors or Vice Chairman of the Board of Directors, if any, or the President or Vice President, if any, and by the Treasurer or an Assistant

Treasurer, if any, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificated form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          Section 2.06. Lost Certificates. In the event that any certificate of stock is lost, stolen, destroyed or mutilated, the Board of Directors may authorize the issuance of a new certificate or uncertificated share of the same tenor and for the same number of shares in lieu thereof. The Board of Directors may in its discretion, before the issuance of such new certificate, require the owner of the lost, stolen, destroyed or mutilated certificate, or the legal representative of the owner to make an affidavit or affirmation setting forth such facts as to the loss, destruction or mutilation as it deems necessary, and to give the Corporation a bond in such reasonable sum as it di-rects to indemnify the Corporation.

          Section 2.07. Notice of Stockholder Nominations and Proposed Business. (a) At any meeting of the stockholders, (i) nominations for the election of directors and (ii) business to be brought before any such stockholders' meeting may only be made or proposed (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.

     (b) Any stockholder may nominate one or more persons for election as directors at a stockholders' meeting or propose business to be brought before a stockholders' meeting, or both, pursuant to clause (C) of paragraph (a), only if the stockholder has given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the stockholders' meeting; provided, however, that if less than 100 days' notice or other prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or other public disclosure was made. To be in proper written form a stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting:

          (1) a brief description of the business proposed and/or persons nominated, as applicable, and the reasons for proposing such business or making such nomination;

          (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business or making such nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made;

          (3) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made;

          (4) with respect to any nomination, (i) a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made, (ii) the name, age, business address and residence address of such nominee, (iii) the class and number of shares of capital stock of the Corporation owned beneficially and of record by such nominee and (iv) the written consent of the proposed nominee to being named in the solicitation material and to serving as a director if elected; and

          (5) such other information regarding each nominee or matter of business to be proposed as would be required to be included in solicitations of proxies, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

     (c) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any stockholders' meeting and no stockholder may nominate any person for election at any stockholders' meeting except in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed business and/or any proposed nomination for election as director was not properly brought or made before the meeting or made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such proposed business or proposed nomination for election as director not properly brought before the meeting or made shall not be transacted or considered.


                                 ARTICLE III.

                                   DIRECTORS

          Section 3.01. Powers. Subject to the provisions of the Delaware General Corporation Law and the Certificate of Incorporation, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operations of the business of the Corporation to a management company or other person provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

          Section 3.02. Election and Term of Office. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors constituting the entire Board of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors (excluding, for the purpose of determining the number of directors constituting the entire Board, any vacancies in the Board of Directors). Commencing with the 1998 Annual Meeting of Stockholders of the

Corporation, the directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1999 Annual Meeting of Stockholders, the term of office of the second class to expire at the 2000 Annual Meeting of Stockholders and the term of office of the third class to expire at the 2001 Annual Meeting of Stockholders, with each director to hold office until such director's successor shall have been duly elected and qualified. At each Annual Meeting of Stockholders, commencing with the 1999 Annual Meeting of Stockholders, (i) Directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

          Section 3.03. Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any of these Bylaws. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

          Section 3.04. Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected or qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          Section 3.05. Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause.

          Section 3.06. Resignation. Any director may resign effective upon giving written notice to the Chairman of the Board of Directors, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

          Section 3.07. Meetings of the Board of Directors. (a) Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place within or without the State as may be designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors or in these Bylaws. Such regular meetings may be held without notice.

          (b) Organization Meetings. Immediately following each annual meet-ing of stockholders the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meetings is hereby dispensed with.

          (c) Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors or the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors (excluding, for the purpose of determining the number of directors constituting the entire Board of Directors, any vacancies in Board of Directors). Special meetings shall be held upon ten days' notice delivered by mail, personally or by telephone or telegraph. Notice of a meeting need not be given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

          (d) Notice of Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of such adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of adjournment.

          (e) Place of Meetings. Meetings of the Board of Directors may be held at any place within or without the state which has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, then such meeting shall be held at the principal executive office of the Corporation, or such other place designated by resolution of the Board of Directors.

          (f) Presence by Conference Telephone Call. Members of the Board of Directors or any Committee may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Such participation constitutes presence in person at such meeting.

          (g) Quorum. A majority of the authorized number of Directors con-stitutes a quorum of the Board of Directors for the transaction of business. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless a greater number be required by law or by the Certificate of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

          (h) Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding a meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          Section 3.08. Action Without Meeting. Any action required or per-mitted to be taken at any meeting by the Board of Directors or any Committee, may be taken without a meeting if all members of the Board of Directors or Committee shall consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.


                                  ARTICLE IV.

                                   OFFICERS

          Section 4.01. Officers. The officers of the Corporation shall consist of a Chairman of the Board of Directors who shall be the chief executive officer, a President who shall be the chief operating officer, a Secretary, and such additional officers as may be elected or appointed in accordance with Section 4.03 of these Bylaws and as may be necessary to enable the Corporation to sign instruments and share certificates. Any number of offices may be held by the same person.

          Section 4.02. Elections. All officers of the Corporation, except such officers as may be otherwise appointed in accordance with section 4.03 of these Bylaws, shall be chosen by the Board of Directors, and each shall hold his office until he shall resign or be removed or is otherwise disqualified to serve, or until his successor is chosen and qualified.

          Section 4.03. Other Officers. The Board of Directors may appoint or may confer upon the Chairman of the Board of Directors the power to appoint one or more vice presidents, one or more assistant secretaries, a treasurer, one or more assistant treasurers, a chief accounting officer or such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as the Chairman of the Board of Directors or the Board of Directors may from time to time determine.

          Section 4.04. Removal. Any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any officer appointed by the Chairman of the Board of Directors may be removed, with or without cause, by the Chairman of the Board of Directors.

          Section 4.05. Resignation. Any officer may resign at any time by giving written notice to the Board of Directors or to the Chairman of the Board of Directors, or to the Secretary of the Corporation without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein; and, unless other-wise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 4.06. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

          Section 4.07. Chairman of the Board of Directors. The Chairman of the Board of Directors, if present, shall preside at all meetings of the Board of Directors and stockholders, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors. The Chairman of the Board of Directors shall be the chief executive officer and shall be the general manager of the Corporation and shall, subject to the ultimate control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. The Chairman of the Board of Directors shall be an ex-officio member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of the chief executive officer of a Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. Subject to any constraints by the Board of Directors, the Chairman of the Board of Directors shall have the power or may confer upon officers of the Corporation, the power to execute bonds, mortgages and other contracts, agreements and instruments in the name and on behalf of the Corporation, and shall do and perform such other duties as from time to time may be assigned to him by the Board of Directors. The Chairman of the Board of Directors shall render to the members of the Board of Directors, whenever they request it, an account of any of his transactions or all of his principal transactions and of the general financial condition of the Corporation.

          Section 4.08. President. If there be no Chairman of the Board of Directors, or in the event of the Chairman of the Board of Director's inability or refusal to act, the President shall perform the duties of the Chairman of the Board of Directors and when so acting, shall have all of the power of and be subject to all of the restrictions upon the Chairman of the

Board of Directors. The President shall be the chief operating officer and, as such, shall manage such affairs of the Corporation with such powers and duties as may be prescribed by the Chairman of the Board of Directors, and as may be given by the Board of Directors. In the absence of the Chairman of the Board of Directors, the President shall preside at all meetings of the Board of Directors and stockholders. The President shall have the power to execute bonds, mortgages and other contracts, agreements and instruments in the name and on behalf of the Corporation, and shall do and perform such other duties as from time to time may be assigned to him by the Chairman of the Board of Directors or the Board of Directors.

          Section 4.09. Secretary. The Secretary shall keep or cause to be kept the minutes of proceedings and record of stockholders, as provided for and in accordance with Section 5.01(a) of these Bylaws.

          The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by these Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

          Section 4.10. Vice President. If there be no Chairman of the Board of Directors and no President, or in the event of the President's inability or refusal to act, the vice president in the order of designation by the Chairman of the Board of Directors or the Board of Directors, shall perform the duties of the President and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any vice president shall perform such other duties as from time to time may be assigned to such vice president by the Chairman of the Board of Directors or the Board of Directors.

          Section 4.11. Treasurer. The treasurer, if any, shall deposit or cause to be deposited all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Chairman of the Board of Directors. The treasurer shall disburse or cause to be disbursed the funds of the Corporation as may be ordered by the Chairman of the Board of Directors. The Treasurer shall have such other powers and perform such other duties as may be prescribed by the Chairman of the Board of Directors, the Board of Directors or these Bylaws.


                                  ARTICLE V.

                                 MISCELLANEOUS

          Section 5.01. Records and Reports. (a) Books of Account and Pro-ceedings. The Corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of the Board of Directors and shall keep at its principal executive office, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each. Such minutes shall be kept in written form. Such other books and records shall be kept either in written form or in any other form capable of being converted into written form.

          Section 5.02. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by the Chairman of the Board of Directors, or such other person or persons and in such manner as, from time to time, shall be determined by the Chairman of the Board of Directors or by resolution of the Board of Directors.

          Section 5.03. Authority to Execute Contracts. The Board of Directors may authorize any officer or officers, agent or agents, either directly or through the Chairman of the Board of Directors to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the Board of Directors, or the Chairman of the Board of Directors, and except as otherwise provided in these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

          Section 5.04. Representation of Shares of Other Corporations. The Chairman of the Board of Directors, the President or any Vice President and the Secretary or Assistant Secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other Corporation or Corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other Corporation or Corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

          Section 5.05. Indemnification and Insurance. (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Bylaw shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Bylaw or otherwise. The Corporation may, by action of its Board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

          (b)  Right of Claimant to Bring Suit.  If a claim under paragraph
(a) of this Bylaw is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Bylaw shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

          (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

          Section 5.06. Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a Corporation as well as a natural person.


                                  ARTICLE VI.

                                  AMENDMENTS

          Section 6.01. Power of Stockholders. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote of at least a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote.

          Section 6.02. Power of Directors. Subject to the right of stockholders as provided in Section 6.01 to adopt, amend or repeal Bylaws, any Bylaw may be adopted, amended or repealed by the Board of Directors.

                              APHTON CORPORATION
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 5, 1997


          The undersigned hereby appoints Phil Gevas and Fred Jacobs, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Aphton Corporation (the "Company") to be held at the offices of White & Case, located at First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131-2352 on Wednesday, November 5, 1997, at 9:00 A.M. local time, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                               SEE REVERSE SIDE

PLEASE MARK YOUR CHOICES LIKE THIS      [X]

The Board of Directors recommends a vote FOR Proposals 1 and 2.
1.       REINCORPORATION OF THE COMPANY INTO                              FOR           AGAINST         ABSTAIN
         THE STATE OF DELAWARE AND RELATED                                [ ]             [ ]             [ ]
         CHANGES TO THE COMPANY'S ARTICLES
         OF INCORPORATION AND BYLAWS AND THE
         RIGHTS OF SHAREHOLDERS.

2.       IF THE REINCORPORATION PROPOSAL IS                               FOR           AGAINST         ABSTAIN
         NOT APPROVED, TO APPROVE AN AMENDMENT                            [ ]             [ ]             [ ]
         TO THE ARTICLES OF INCORPORATION TO
         INCREASE THE AUTHORIZED NUMBER OF
         SHARES OF COMMON STOCK TO 30,000,000
         SHARES AND TO AUTHORIZE 2,000,000 SHARES
         OF PREFERRED STOCK.

-----------------------------------------------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE.  IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED, POSTAGE
PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

-----------------------------------------------------------------------------------------------------------------------

Signature(s)______________________________________ Dated: _____________________, 1997

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If the shares of stock are held of record by a corporation, the proxy may be executed by an officer, agent or proxyholder as the bylaws of the corporation may prescribe, or in the absence of that determination, by the chairman, president, any vice president or any other person authorized to do so by the chairman, president or any vice president. Executors, administrators, or other fiduciaries who execute the above proxy for a deceased shareholder should give their full title. Please date the proxy.